Exhibit 4.3

                             SOUTHERN POWER COMPANY

                 6.250% Senior Notes, Series A due July 15, 2012

                          REGISTRATION RIGHTS AGREEMENT


                                                        New York, New York
                                                             June 18, 2002


Lehman Brothers Inc.
745 Seventh Avenue
New York, New York  10019

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

    As Representatives of the Initial Purchasers

Ladies and Gentlemen:

                  Southern Power Company, a corporation organized under the laws of the State of Delaware (the "Company"), proposes to issue and sell, severally and not jointly, to Lehman Brothers Inc., Salomon Smith Barney Inc., Barclays Capital Inc., Commerzbank Capital Markets Corp., Mizuho International plc, Morgan Stanley & Co. Incorporated, Scotia Capital (USA) Inc. and Tokyo-Mitsubishi International plc (the "Initial Purchasers"), upon the terms set forth in a purchase agreement, dated June 13, 2002 (the "Purchase Agreement"), $575,000,000 aggregate principal amount of its 6.250% Senior Notes, Series A due July 15, 2012 (the "Securities"), relating to the initial placement of the Securities (the "Initial Placement"). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition of your obligations thereunder, the Company agrees with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a "Holder" and, together, the "Holders"), as follows:

                  1. Definitions. Each of the capitalized terms used herein without definition shall have the meaning set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Affiliate" of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer Registration Period" shall mean the 270-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

                  "Exchange Offer Registration Statement" shall mean a registration statement of the Company on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and any material incorporated by reference therein.

                  "Exchanging Dealer" shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company) for New Securities.

                   "Holder" shall have the meaning set forth in the preamble hereto.

                  "Indenture" shall mean the Indenture dated as of June 1, 2002, between the Company and The Bank of New York, as trustee, as the same may be amended or supplemented from time to time in accordance with the terms thereof.

                  "Initial Placement" shall have the meaning set forth in the preamble hereto.

                  "Initial Purchaser" shall have the meaning set forth in the preamble hereto.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

                  "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering of the Securities offered pursuant to a Shelf Registration Statement.

                  "New Securities" shall mean debt securities of the Company issued under the Indenture that are registered under the Act and are identical in all material respects to the Securities (except that the interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate).

                  "Offering Memorandum" shall have the meaning set forth in the Purchase Agreement.

                  "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and any material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

                  "Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

                  "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and any material incorporated by reference therein.

                  "Securities" shall have the meaning set forth in the preamble hereto.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 3 hereof.

                  "Shelf Registration Period" has the meaning set forth in
Section 3(b) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any material incorporated by reference therein.

                  "Transfer Restricted Security" means each Security until: (i) the date on which that Security has been exchanged by a person other than a broker-dealer for a freely transferable New Security in the Registered Exchange Offer; (ii) following the exchange by a Broker-Dealer in the Registered Exchange Offer of a Security for a New Security, the date on which that New Security is sold to a purchaser who receives from that Broker-Dealer on or prior to the date of that sale a copy of the Prospectus constituting part of the Exchange Offer Registration Statement; (iii) the date on which that Security has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which that Security is distributed to the public pursuant to Rule 144 under the Act or becomes freely tradeable pursuant to Rule 144(k) under the Act.

                  "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                  2.  Registered Exchange Offer.
                      -------------------------

                  (a) To the extent not prohibited by any applicable law or applicable interpretation of the Commission, the Company shall use its best efforts to consummate the Registered Exchange Offer within 270 days of the date of the original issuance of the Securities (or if such 270th day is not a Business Day, the next succeeding Business Day).

               (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange those Transfer Restricted Securities for New Securities
          (assuming that such Holder is not an Affiliate of the Company, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer ) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

               (c) In connection with the Registered Exchange Offer, the Company shall:

                           (i) mail to each Holder a copy of the Prospectus
                  forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (ii) keep the Registered Exchange Offer open for not
                  less than 20 Business Days and not more than 30 Business Days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                           (iii) use its best efforts to keep the Exchange Offer
                  Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

                           (iv) utilize the services of a depositary for the
                  Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

                           (v) permit Holders to withdraw tendered Securities at
                  any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                           (vi) prior to effectiveness of the Exchange Offer
                  Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company is conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

                           (vii) comply in all material respects with all
                  applicable laws.

               (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

                         (i) accept for exchange all Securities tendered and not
               validly withdrawn pursuant to the Registered Exchange Offer;

                         (ii) deliver to the Trustee for cancellation in accordance with Section 4(q) herein all Securities so accepted for exchange; and

                         (iii) cause the Trustee promptly to authenticate and
                  deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

          (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction and must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of the Registered Exchange Offer:

                           (i) any New Securities received by such Holder will be acquired in the ordinary course of business;

                           (ii) such Holder will have no arrangement or
                  understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act;

                           (iii)  such Holder is not an Affiliate of the
                  Company;

                           (iv) if that Holder is not a Broker-Dealer, that it is not engaged in, and does not intend to engage in, any distribution of the New Securities; and

                           (v) if that Holder is a Broker-Dealer, that it will
                  receive New Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will deliver a Prospectus in connection with any resale of those New Securities.

          (f) Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) If following the date hereof there has been announced a change in Commission policy with respect to exchange offers that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Registered Exchange Offer is permitted by applicable federal law, the Company will seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate the Registered Exchange Offer. The Company will pursue the issuance of such a decision to the Commission staff level. In connection with the foregoing, the Company will take all such other actions as may be requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation (i) participating in telephonic conferences with the Commission, (ii) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that the Registered Exchange Offer should be permitted and (iii) diligently pursuing a resolution (which need not be favorable) by the Commission staff.

                  3.  Shelf Registration.
                      ------------------

                  (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon the advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof;

                           (ii) for any other reason the Registered Exchange Offer is not consummated within 270 days of the date hereof;

                           (iii) any Initial Purchaser so requests with respect
                  to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer;

                           (iv) any Holder (other than an Exchanging Dealer) is
                  not eligible to participate in the Registered Exchange Offer under applicable law or applicable policies of the Commission; or

                           (v) any Holder (other than an Exchanging Dealer) that
                  participates in the Registered Exchange Offer does not receive freely tradeable New Securities on the date of the exchange for validly tendered (and not withdrawn) Transfer Restricted Securities, the Company shall effect a Shelf Registration Statement in accordance with subsection (b) below (the date on which any of the conditions described in the foregoing clauses (i) through
                  (v) occur, including in the case of clauses (iii), (iv) and
                  (v) the receipt of the required notice, being a "Trigger
                  Date"):

                    (b) (i) To the extent not prohibited by any  applicable law or applicable interpretation of the staff of the Commission, the Company shall as promptly as practicable (but in no event more than 50 days after the Trigger Date), prepare and file with the Commission and thereafter shall use its best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Transfer Restricted Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of its obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

                           (ii) The Company shall use its best efforts to keep
                  the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming a part thereof to be usable by Holders for a period of two years from the date the Shelf Registration Statement is declared effective by the Commission (or for such longer period if extended pursuant to Section 4(j)) or such shorter period that will terminate when all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

                           (iii) Notwithstanding any other provisions of this
                  Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

(a)      The Company shall:

                           (i) furnish to you, not less than five Business Days
                  prior to the filing thereof with the Commission, a copy of any

                  Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including any documents incorporated by reference therein after the initial filing) to which the Initial Purchasers shall reasonably object in writing, except for any Registration Statement or amendment thereto or Prospectus or supplement thereto (a copy of which has been previously furnished to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel)) which counsel to the Company has advised the Company in writing is required to be filed, notwithstanding any such objection, in order to comply with applicable law;

                           (ii) include the information set forth in Annex A
                  hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                           (iii) if requested by an Initial Purchaser, include
                  the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                           (iv) in the case of a Shelf Registration Statement,
                  include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

                    (b) The Company  shall advise you, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

                           (i) when a Registration Statement and any amendment
                  thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                         (ii) of any request by the Commission for any amendment
                  or supplement to the Registration Statement or the Prospectus or for additional information;

                         (iii) of the  issuance by the Commission  of any stop
                  order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                           (v) of the happening of any event that requires any
                  change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                 (c) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

               (d) The Company shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including any material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

               (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

               (f) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including any material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

               (g) The Company shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

               (h) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Company shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

               (i) The Company shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

               (j) Upon the occurrence of any event  contemplated  by paragraphs
          (ii) through (v) of Section 4(b) above during the period in which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or any other required document so that, as thereafter delivered to the Holders or purchasers of the Securities, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(b) to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

               (k) Not later than the effective date of any Registration Statement, the Company shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

               (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Act) an earnings statement satisfying the provisions of Section 11(a) of the Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

               (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner.

               (n) The Company may require each Holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement. The Company may exclude from such Shelf Registration Statement the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request and the Company shall be under no further obligations to such Holder to include such Holder in a Shelf Registraion Statement. A Holder will not be permitted to sell Securities pursuant to the Shelf Registration Statement unless the Holder has eturned to the Company a completed and signed notice electing to be included and furnishing the older's name and other information required to be included in the related Prospectus. The Company will send the form of notice and questionnaire to Holders at least 30 calendar days before the effectiveness of the Shelf Registration Statement and Holders will have 28 calendar days to return it.

               (o) In the case of any Shelf Registration Statement, the Company shall enter into such and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in
          Section 6 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 6).

               (p) In the case of any Shelf Registration Statement, the Company shall:

                           (i) make reasonably available for inspection by the
                  Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law (including, without limitation, pursuant to the Act), or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                           (ii) cause the Company's officers, directors and
                  employees to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law (including, without limitation, pursuant to the Act), or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                           (iii) make such representations and warranties to the
                  Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                           (iv) obtain opinions of counsel to the Company and
                  updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                           (v) obtain "cold comfort" letters and updates thereof
                  from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                           (vi) deliver such documents and certificates as may
                  be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  The actions set forth in clauses (i) through (vi) of this paragraph (p) shall be performed at each closing under any underwriting or similar agreement as and to the extent required thereunder.

               (q) If a Registered Exchange Offer is to be consummated: (i) upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities (in no event shall the Securities be marked as paid or otherwise satisfied); and (ii) if requested by any Initial Purchaser or any known Exchanging Dealer, the Company shall cause (A) its counsel to deliver to such Initial Purchaser or such Exchanging Dealer a signed opinion in the form set forth in Section 5 of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants to deliver to such Initial Purchaser or such Exchanging Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 5 of the Purchase Agreement, with appropriate date changes.

               (r) The Company will use its best efforts (i) if the Securities have been rated prior to the initial sale of such Securities pursuant to the Purchase Agreement, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

(s) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                           (i) if such Rules or By-Laws shall so require,
                  engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

                         (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof; and

                           (iii) providing such information to such
                  Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

                 (t) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

                  5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of their counsel incurred in connection with their review of the Exchange Offer Registration Statement.

                  6. Indemnification.

                    (a) The Company agrees to indemnify and hold harmless each
               Holder, any Exchanging Dealer and each person, if any, who controls any such Holder or Exchanging Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, Exchange Act or otherwise, and to reimburse such Holder, such Exchanging Dealer and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendment or supplement thereto), or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in any Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Holders or Exchanging Dealers for use therein and except that this ndemnity with respect to any Prospectus, shall not inure to the benefit of any Holder or Exchanging Dealer (or of any person controlling such Holder or Exchanging Dealer) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Securities or the New Securities to any person if a copy of the Prospectus, as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Holder or Exchanging Dealer to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Prospectus as supplemented or amended at the time of such confirmation. Each Holder and Exchanging Dealer agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this
               Section 6, to notify the Company in writing of the commencement thereof but the omission of such Holder or Exchanging Dealer so to notify the Company of any such action shall not release the Company from any liability which it may have to such Holder or Exchanging Dealer or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 6. In case any such action shall be brought against a Holder or Exchanging Dealer or any such person controlling such Holder or Exchanging Dealer and such Holder or Exchanging Dealer shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the
               Company elects to direct such defense and select such counsel, any Holder or Exchanging Dealer or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Holder or Exchanging Dealer or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

                    (b) Each Holder and Exchanging  Dealer agrees  severally and not jointly, to indemnify and hold harmless the Company and each of the Company's directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 6(a) hereof, but only with respect to alleged untrue statements or omissions made in any Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by such Holder or Exchanging Dealer for use therein.

                    (c) The agreements contained in this Section 6 shall survive the sale of the Securities or New Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                    7. Additional Interest Under Certain Circumstances.


                    (a) Additional  interest (the  "Additional  Interest") with respect to the Securities will be assessed as follows if any of the following events occurs (each event identified in clauses (i) through (v) below, an "Additional Interest Event"):


                    (i) If all Transfer Restricted Securities properly tendered to the Company have not been exchanged for New Securities on or prior to the 270th day following the date of the original issuance of the Securities; or

                    (ii) If the Shelf Registration Statement has not been declared effective on or prior to the 270th day following the date of the original issuance of the Securities; or

                    (iii) If, after the Exchange Offer Registration Statement is declared effective, such Exchange Offer Registration Statement thereafter ceases to be effective or usable at any time during the required period specified within this Agreement; or

                           (iv) Whether or not the Registered Exchange Offer is consummated, any required Shelf Registration Statement is not filed as promptly as practicable, and in any event within 50 days, following the Trigger Event giving rise to the requirement to file a Shelf Registration Statement in accordance with this Agreement; or

                           (v) If, after any Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement thereafter ceases to be effective during the Shelf Registration Period; or (B) such Shelf Registration Statement or the related Prospectus ceases to be usable in connection with resales of Transfer Restricted Securities during the Shelf Registration Period (except as permitted in paragraph
         (b) of this Section 7) because either (1) any event occurs as a result of which the related Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration Statement, or supplement the related Prospectus, to comply with the Act or the Exchange Act or the respective rules thereunder.

                           Additional Interest shall accrue on the Transfer Restricted Securities over and above the interest set forth in the title of the Securities at a rate of 0.50% per annum from and including the date on which any such Additional Interest Event shall occur to, but excluding, the date on which all such Additional Interest Events have been cured or, if earlier, the date on which the Securities may first be resold in reliance on Rule 144(k). Such Additional Interest shall be payable in accordance with Section 7(c). In the event that more than one of the aforementioned Additional Interest Event occurs at the same time, the maximum increase in the interest rate applicable to the Securities shall be 0.50% per annum.

               (b) An Additional Interest Event referred to in Section 7(a)(v) is deemed not to be continuing in relation to a Shelf Registration Statement or the related Prospectus if (i) that Additional Interest Event has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company, when such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Company or its Affiliates that would need to be described in such Shelf Registration Statement or the related Prospectus, and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related Prospectus to describe those events or, in the case of material developments that the Company determines in good faith must remain confidential for business reasons, the Company is proceeding promptly and in good faith to take such steps as are necessary so that those developments need no longer remain confidential, but in any case, if any Additional Interest Event (including any referred to in clause (x) or (y), above) continues for a period in excess of 45 days, Additional Interest will be payable in accordance with the above paragraph from the day following the last day of that 45-day period until the date on which that Additional Interest Event is cured or, if earlier, the date on which the Securities may first be resold in reliance on Rule 144(k).

               (c) Any Additional Interest payable will be payable on the regular interest payment dates with respect to the Securities, in the same manner as the manner in which regular interest is payable. The amount of Additional Interest for any period will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Securities, multiplied by a fraction, the numerator of which is the number of days that Additional Interest rate was applicable during that period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

               8. Rules 144 and 144A. The Company shall use its best efforts to file the reports required to be filed by it under the Act and the Exchange Act in a timely manner. If at any time the Company is not required to file those reports, it will, upon the request of any Holder of Transfer Restricted Securities, make publicly available other information so long as is necessary to permit sales of Securities pursuant to Rules 144 and 144A and otherwise as required by the Indenture. The Company covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable that Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). Upon request by an Initial Purchaser, the Company will provide a copy of this Agreement to prospective purchasers of Securities identified in writing to the Company by that Initial Purchaser. Upon the request of any Holder of Transfer Restricted Securities, the Company shall deliver to that Holder a written statement as to whether it has complied with these requirements. Notwithstanding the foregoing, nothing in this Section 8 requires the Company to register any of its securities under the Exchange Act.

               9. Underwritten Registrations.

               (a) If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

               (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Transfer Restricted Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

               10. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

               11. Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 9, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, of New Securities); provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

               12. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

               (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to: (i) Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: John Veech;
          (ii) Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Barry P. Gold and (iii) Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, Attention:
          Peter K. O'Brien;

               (b) if to you, initially at the respective addresses set forth in the Purchase Agreement; and

               (c) if to the Company, initially at its address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Purchasers or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                  13. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and the New Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  14. Counterparts. This agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

                  15. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

                  16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  17. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  18. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  19. Specific Performance. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by it to comply with its obligations under Sections 2 or 3 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such failure precisely and that, in the event of any such failure, any Holder may obtain such relief as is necessary to enforce specifically the obligations of the Company.

                                             [signature page follows]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a building agreement among the Company and the several Initial Purchasers.

                                          Very truly yours,

                                          SOUTHERN POWER COMPANY

                                          By:   __________________________
                                                 Name:
                                                 Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

LEHMAN BROTHERS INC.

     By:   __________________________
           Name:
            Title:

SALOMON SMITH BARNEY INC.

     By:   __________________________
           Name:
            Title:


For themselves and the other several Initial Purchasers named in Schedule I to the Purchase Agreement.

                                                                    ANNEX A


                  Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Company has agreed that, during the Exchange Offer Registration Period, it will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                    ANNEX B


                  Each Broker-Dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. See "Plan of Distribution".

                                                                   ANNEX C


                              PLAN OF DISTRIBUTION

                  Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, during the Exchange Offer Registration Period, it will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In addition, until __________, 20___, all dealers effecting transactions in the New Securities may be required to deliver a prospectus.1

                  The Company will not receive any proceeds from any sale of New Securities by Broker-Dealers. New Securities received by Broker-Dealers for their own accounts pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such New Securities. Any Broker-Dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit on any such resale of New Securities and any commissions or concessions received by any such Person may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                  During the Exchange Offer Registration Period, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any broker or dealer and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Act.


_____________________
1 In addition, the legend required by Item 502(b) of Regulation S-K will appear on the back cover page of the Exchange Offer Prospectus.

                                                                     ANNEX D

Rider A

CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
         --------------------------------------------
Address:
         --------------------------------------------



Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any Person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchange for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.